                                                                Exhibit 24.1

                              POWER OF ATTORNEY

      The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 18, 2000 (the "Merger Agreement") among the Company, a newly formed wholly owned subsidiary of the Company, and PepsiAmericas, Inc., a Delaware corporation ("PAS"), including (i) as may be included in the Merger Consideration (as defined in the Merger Agreement), (ii) upon the exercise of Parent Options and Parent Warrants (each as defined in the Merger Agreement) and (iii) the Subscription Shares (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


Dated this 18th day of August, 2000.


/s/ Herbert M. Baum
----------------------------------
Herbert M. Baum

                              POWER OF ATTORNEY

      The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 18, 2000 (the "Merger Agreement") among the Company, a newly formed wholly owned subsidiary of the Company, and PepsiAmericas, Inc., a Delaware corporation ("PAS"), including (i) as may be included in the Merger Consideration (as defined in the Merger Agreement), (ii) upon the exercise of Parent Options and Parent Warrants (each as defined in the Merger Agreement) and (iii) the Subscription Shares (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


Dated this 18th day of August, 2000.


/s/ Richard G. Cline
----------------------------------
Richard G. Cline

                              POWER OF ATTORNEY

      The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 18, 2000 (the "Merger Agreement") among the Company, a newly formed wholly owned subsidiary of the Company, and PepsiAmericas, Inc., a Delaware corporation ("PAS"), including (i) as may be included in the Merger Consideration (as defined in the Merger Agreement), (ii) upon the exercise of Parent Options and Parent Warrants (each as defined in the Merger Agreement) and (iii) the Subscription Shares (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


Dated this 18th day of August, 2000.


/s/ Bruce S. Chelberg
----------------------------------
Bruce S. Chelberg

                              POWER OF ATTORNEY

      The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 18, 2000 (the "Merger Agreement") among the Company, a newly formed wholly owned subsidiary of the Company, and PepsiAmericas, Inc., a Delaware corporation ("PAS"), including (i) as may be included in the Merger Consideration (as defined in the Merger Agreement), (ii) upon the exercise of Parent Options and Parent Warrants (each as defined in the Merger Agreement) and (iii) the Subscription Shares (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


Dated this 18th day of August, 2000.


/s/ Pierre S. du Pont
----------------------------------
Pierre S. du Pont

                              POWER OF ATTORNEY

      The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 18, 2000 (the "Merger Agreement") among the Company, a newly formed wholly owned subsidiary of the Company, and PepsiAmericas, Inc., a Delaware corporation ("PAS"), including (i) as may be included in the Merger Consideration (as defined in the Merger Agreement), (ii) upon the exercise of Parent Options and Parent Warrants (each as defined in the Merger Agreement) and (iii) the Subscription Shares (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


Dated this 18th day of August, 2000.


/s/ Archie R. Dykes
----------------------------------
Archie R. Dykes

                              POWER OF ATTORNEY

      The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 18, 2000 (the "Merger Agreement") among the Company, a newly formed wholly owned subsidiary of the Company, and PepsiAmericas, Inc., a Delaware corporation ("PAS"), including (i) as may be included in the Merger Consideration (as defined in the Merger Agreement), (ii) upon the exercise of Parent Options and Parent Warrants (each as defined in the Merger Agreement) and (iii) the Subscription Shares (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


Dated this 18th day of August, 2000.


/s/ Charles W. Gaillard
----------------------------------
Charles W. Gaillard

                              POWER OF ATTORNEY

      The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 18, 2000 (the "Merger Agreement") among the Company, a newly formed wholly owned subsidiary of the Company, and PepsiAmericas, Inc., a Delaware corporation ("PAS"), including (i) as may be included in the Merger Consideration (as defined in the Merger Agreement), (ii) upon the exercise of Parent Options and Parent Warrants (each as defined in the Merger Agreement) and (iii) the Subscription Shares (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


Dated this 18th day of August, 2000.


/s/ Jarobin Gilbert Jr.
----------------------------------
Jarobin Gilbert Jr.

                              POWER OF ATTORNEY

      The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 18, 2000 (the "Merger Agreement") among the Company, a newly formed wholly owned subsidiary of the Company, and PepsiAmericas, Inc., a Delaware corporation ("PAS"), including (i) as may be included in the Merger Consideration (as defined in the Merger Agreement), (ii) upon the exercise of Parent Options and Parent Warrants (each as defined in the Merger Agreement) and (iii) the Subscription Shares (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


Dated this 18th day of August, 2000.


/s/ Victoria B. Jackson
----------------------------------
Victoria B. Jackson

                              POWER OF ATTORNEY

      The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 18, 2000 (the "Merger Agreement") among the Company, a newly formed wholly owned subsidiary of the Company, and PepsiAmericas, Inc., a Delaware corporation ("PAS"), including (i) as may be included in the Merger Consideration (as defined in the Merger Agreement), (ii) upon the exercise of Parent Options and Parent Warrants (each as defined in the Merger Agreement) and (iii) the Subscription Shares (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


Dated this 18th day of August, 2000.


/s/ Robert F. Sharpe, Jr.
----------------------------------
Robert F. Sharpe, Jr.

                              POWER OF ATTORNEY

      The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, one or more Registration Statements under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable as contemplated by the Agreement and Plan of Merger dated as of August 18, 2000 (the "Merger Agreement") among the Company, a newly formed wholly owned subsidiary of the Company, and PepsiAmericas, Inc., a Delaware corporation ("PAS"), including (i) as may be included in the Merger Consideration (as defined in the Merger Agreement), (ii) upon the exercise of Parent Options and Parent Warrants (each as defined in the Merger Agreement) and (iii) the Subscription Shares (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statements, whether filed prior or subsequent to the time such Registration Statements become effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


Dated this 18th day of August, 2000.


/s/ Karl M. von der Heyden
----------------------------------
Karl M. von der Heyden